Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 1| Sezzle Overview Presentation Sezzle Overview Presentation August 2026

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 2| Sezzle Overview Presentation Disclaimer Cautionary Note Regarding Forward - Looking Statements This presentation (the “Presentation”) contains summary information about the activities of Sezzle as of the date of this Pre sentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should no t be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should co nsider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate adv ice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third - party sources that have not been ind ependently verified by Sezzle. This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to forward - looking statements regarding anticipated new products, our ability to gain future ma rket share, our timeline and intentions relating to operations, our business strategy, our estimated revenues and losses, our prospects, and the plans and objectives of management. These forward - looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). The se forward - looking statements are based on our current expectations and assumptions and on information currently available to us. These forward - looking statements are subject to risks and uncertainties that could cause actual results to diff er materially from those expressed or implied, including but not limited to those set out in this Presentation and: ( i) impact of the “buy - now, pay - later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro - economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers, and gross merchandise value (GMV); (v) our ability to effectively ma nag e growth, sustain our growth rate and maintain our market share; (vi) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (vii) impact of exposure to consumer bad debts and inso lvency of merchants; (viii) our ability to comply with the applicable requirements of Visa and other payment processors; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact o f any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants fa iling to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xiii) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xiv) the impact of litigation, regulatory investigations and actions, and com pliance issues on our business; (xv) significant and sudden declines or volatility in the trading price of our common stock and market capitalization; (xvi) timing and success of our application for a national bank charter and (xvii) other fac tors identified in the “Risk Factors” section of our most recent Annual Report on Form 10 - K (the “Annual Report”) and the Company’s subsequent filings filed with the SEC available at www.sec.gov. Except as required by law, we undertake no obli gat ion to update or revise any forward - looking statements contained in this Presentation or oral forward - looking statements made in connection with this Presentation to reflect events or circumstances after the date of this Presentation. This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the f airness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may chan ge without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), t his Presentation includes certain financial information, including Gross Merchandise Volume (“GMV”, formerly known as Underlying Merchant Sales, or UMS), Monthly On - Demand & Subscribers (“MODS”), and Active Subscribers, which has been pr ovided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle’s growth and operating performance. For example, GMV is an operating metric in assessing the volume of trans actions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform and MODS is a monthly metric that captures unique users of the On - Demand product and subscribers enrolled in Anywhere and Premium products. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of oth er peer companies using similar measures. GMV, MODS, and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s financial results prepared in accordance with GA AP. The GMV, MODS, and Active Subscribers financial measures used by Sezzle may differ from the non - U.S. GAAP financial measures used by other companies. No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be a ny sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a p rospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption. WebBank Pay Later, SezzleCash , and Sezzle Send loans are originated by Sezzle and third - party lenders, including WebBank.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 3| Sezzle Overview Presentation Sezzle at a Glance

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 4| Sezzle Overview Presentation 1 Loans are originated by Sezzle and third party lenders, including WebBank. Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partner. Loan origination is subject to applicable licensing requirements. 2 SezzleCash loans are originated by WebBank. 3 Sezzle Send loans are originated by WebBank or Sezzle. We’re Building an All- in- One Services Platform Financial Tools Shopping & Engagement Features

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 5| Sezzle Overview Presentation 10 Years of Sezzle Jan 2016 Sezzle Founded Nov 2020 Jun 2022 Launch of Premium Subscription Launch of Credit Reporting 1st Quarter of Profitability Initiatives Announced in Mar ‘22 Sep 2022 Jun 2023 Nasdaq Listing 4 Launch of Anywhere Subscription Aug 2023 Sep 2024 Mar 2025 Jun 2026 Launch of WebBank Partnership & On - Demand Announced 6 - for - 1 Stock Split Launch of SezzleCash 5 Jul 2019 Australian Stock Exchange IPO Aug 2017 Sezzle Launches Pay - in- 4 3 As Awarded by: World’s Top Fintech Companies America’s Best Companies Best BNPL App for Credit Building Top 5 BNPL Apps America’s Growth Leaders Best Companies to Work for Best for Building Credit Best Mid -Cap Companies Since Inception 1 +$15B Gross Merchandise Volume +20M Completed Sign -Ups 4.9/5 4.5/5Apple Store Google Play App Store Ratings 2 1 Since Inception figures are rounded to the nearest billion and million, respectively. 2 App ratings as of August 10, 2026. 3 Pay Later loans are originated by WebBank or Sezzle. 4 Sezzle officially delisted from the Australian Securities Exchange (ASX) on January 16, 2024. 5 SezzleCash loans are originated by WebBank. 6 Sezzle Send loans are originated by WebBank or Sezzle. Aug 2026 Launch of Sezzle Send 6

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 6| Sezzle Overview Presentation 2Q26 Snapshot FY2026 Updated Guidance 76.4% 6.1x 2Q26 Results Total Revenue Less Transaction Related Costs 2 as a % of Total Revenue 63.5 % Last Twelve Months (LTM) Return on Equity 3 88.9% 51.7%Total Revenue Growth (YoY) $40.8 M 27.2%Net Income Margin Net Income 37.9% Gross Merchandise Volume (GMV) Growth (YoY) $58.0 MAdjusted EBITDA 1 Adjusted EBITDA Margin 38.8% 854 kActive Subscribers 5 YoY Growth Average Quarterly Purchase Frequency 2Q25 Average Quarterly Purchase Frequency 7.2x 2Q26 Consumer Engagement Highlights August GuidanceMay Guidance Total Revenue Growth 35%30% – 35 % Adjusted Net Income 4 $185.0 M 44.1% YoY$180.0 M 40.2% YoY Adjusted Net Income Per Diluted Share 4 $5.25 46.2% YoY$5.10 42.1% YoY 1 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted EBITDA, see Appendix V. 2 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Related Costs, see Appendix II. 3 Return on Equity is calculated as Net Income over the last twelve months divided by average shareholders’ equity during the s ame period. 4 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted Net Income, see Appendix IV. FY2026 Non - G AAP adjusted financial guidance reflects add - backs for estimated FY2026 expenses associated with Corporate Strategic Projects. 5 Active Subscribers are unique consumers who had an active subscription for either Sezzle Premium or Sezzle Anywhere as of Jun e 30, 2026. Active Subscribers are rounded to the nearest thousand.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 7| Sezzle Overview Presentation The Markets We Serve

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 8| Sezzle Overview Presentation The Nascent and Growing BNPL Market Source: Worldpay, The Global Payments Report 2026. BNPL E -Commerce Market Penetration North America vs. Mature Markets in 2025 North America E - Commerce Payment Mix % share of transaction value BNPL is becoming more prevalent within Digital Wallets, which are now extending from E -Commerce checkout into the physical point of sale ~$288B~$156B 2025 North America E -Com. BNPL value 2030 North America E -Com. BNPL value (forecast) +12.6% CAGR +9.3% CAGR $2.6T $3.6T North America E - Commerce BNPL Value BNPL is "completely woven into the fabric of digital wallets" 18%25%vs. 19% 19% 13%6% 39% 44% 6% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2025 2030 Forecast Credit Cards Debit Cards A2A Others Digital Wallets BNPL Significant Opportunity for Market Growth in North America BNPL is the Fastest - Growing Share Category within North American E - Commerce

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 9| Sezzle Overview Presentation BNPL Outpacing the Payments Market Product Type CAGR Growth Rate from 2019 to 2025 CAGR Growth Rate from 2025 to 2030 BNPL 61.0% 12.6% Credit Card 11.5% 4.3% Debit Card 14.3% 3.3% North America E - Commerce Market 17.4% 6.3% Total North America E - Commerce Market BNPL North America E - Commerce Market Share Market Share 2025 2030 Forecast % of North America 6% 8% Source: Worldpay, The Global Payments Report 2026.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 10| Sezzle Overview Presentation 678 688 702 721 752 18-2930-3940-4950-5960+ U.S. Consumer Credit Market Snapshot Younger generations struggle with below average credit scores Average FICO by Age 3 56% Adults who are either credit invisible or unscoreable 1 1 Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some informati on in their mainstream credit file, but not enough to generate a conventional score. Federal Reserve, Consumer & Community Conte xt (Oct 2025). 2 U.S. News & World Report (Data as of December 2025). 3 NerdWallet Average Credit Score By Age (Data as of April 2025). 4 Experian (Data as of September 2025). 32M of Americans prefer debit for daily purchases 2 U.S. Avg: 715 15% 15% 20% 27% 23% Poor 300-579 Fair 580-669 Good 670-739 Very 740-799 Exceptional 800-850 U.S. FICO Score Distribution 4 of Gen Z consumers have never used a credit card 2 20%

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 11| Sezzle Overview Presentation Innovating for Our Customers

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 12| Sezzle Overview Presentation Merchant Benefits 1 New Enterprise Merchants in 2Q26 < 6 months Payback Period Up to 57 % Average Order Value Lift 110% Return on Investment (ROI) Why Merchants Use Sezzle 12023 The Total Economic Impact of Sezzle, Forrester Research, Inc. Product Marketplace Providing hyper -personalized shopping experiences In- App Placement Maximizing engagement through personalized offers

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 13| Sezzle Overview Presentation Why Consumers Use Sezzle The first BNPL platform in North America to offer credit reporting optionality through short - term installments in the U.S. & Canada Personalized Shopping & Savings Tools Earn Tab • Price Comparison • Sezzle Mobile • Agentic Commerce • MoneyIQ • And More! Build Credit History through Sezzle Up ¹ 2023 PYMNTS series entitled “The Credit Accessibility Series” in collaboration with Sezzle. ² As of December 31, 2025. 3 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria. Active Consumers as of June 30, 2026. Sezzle Consumer Profile 40 % Would Leave Carts Without BNPL 1 81% Gen Z & Millennial Consumers 2 3.2 M Active Consumers 3 Lower 2nd payment failure rate vs. non -Sezzle Up Higher Order count per Sezzle Up Consumer

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 14| Sezzle Overview Presentation Pay - in- 51 Long - Term 2Pay - in- 4 1Pay - in- Full Pay - in- 21 1Originated by Sezzle and third party lenders, including WebBank. 2 Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partners. Loan origin ation is subject to applicable licensing requirements. Comprehensive Suite of Payment Options Offering a full suite of payment options , allowing consumers to choose based on their schedule and needs

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 15| Sezzle Overview Presentation 1 Anywhere Visa is accepted. 2 Service Fee (Finance Charge). 3 SezzleCash loans are originated by WebBank. 4 Sezzle Send loans are originated by WebBank or Sezzle. Launched in 2Q22 Launched in 2Q23 Launched in 4Q24Initial Business Model #F1ECFADirect & Virtual Card Integration Offers a comprehensive suite of payment options, built directly into the merchant checkout experience, giving consumers the flexibility to choose what best fits their needs and payment schedule #F1ECFA Pay Later anywhere 1, with a one -time service fee 2 at the point of purchase anywhere visa is accepted Pay Later anywhere 1, incl. Premium benefits, enabling users to use Sezzle anywhere visa is accepted On - DemandAnywhere 1 Subscription Premium Subscription Access to 350+ Premium merchants through Affiliate & Gift Card platform partners #F1ECFA Launched in 2Q26 Launch in 3Q26 SezzleCash 3 Cash advance product that allows consumers to receive cash instantly and pay back over time through Pay - in-4 and Pay - in-5 Anywhere only Sezzle Send 4 Peer - to-peer product, allowing senders to use Pay - in-5 or Pay - in-Full while recipients receive the full amount immediately Expanding Our Ecosystem

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 16| Sezzle Overview Presentation Began Prioritization of Subscription 484,000 568,000 670,000 714,000 854,000 264,000 216,000 248,000 173,000 128,000 748,000 784,000 918,000 887,000 982,000 2Q25 3Q25 4Q25 1Q26 2Q26 Active Subscribers Monthly On-Demand Users Growing the Subscriber Base and Wallet Share 1 Frequency represents the 90 - day order frequency at the 90 th percentile of active Anywhere subscribers. 2 Orders placed during 2Q26. 3 Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through On - Demand during the month. MODS ro unded to the nearest thousand. 4 Order count reflects the average number of orders placed per quarter. More Orders from Subscribers vs. Non - Subscribers on Average 4 8 YoY Growth in Active Subscribers for 2Q26 76.4 % In- store Orders as % of Total Anywhere Orders 2 in 2Q26 39 % Top 10% Anywhere Subscribers 90 - days Frequency 1 ≥ 31X MODS 3 Expanding Value for Subscribers ✓ SezzleCash ✓ Card - Linked Offers ✓ Sezzle Mobile ✓ More Points & Rewards ✓ Access to Beta Products ✓ No Service Fees for Sezzle Send

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 17| Sezzle Overview Presentation A Consistent Pace of Innovation Pay - in- 51 Expanded short - term installment optionality Canada Virtual Card Enhanced Long - Term Lending 4 First closed -end BNPL virtual card in Canada Long -term lending across the BNPL product suite Sezzle Mobile On AT&T’s network, offering a competitively priced unlimited wireless plan starting at $29.99 5 SezzleCash 2 (June Roll -out) Cash advance for eligible Sezzle Anywhere subscribers through Pay - in-4 or Pay - in-5 with no down payment required Sezzle Send 3 (Launch in August) Instant money transfers through Pay - in-Full or Pay - in-5: a down payment at send, then 4 biweekly installments Launches in 1Q26 Launches in 2Q26 To Launch in 3Q26 1 Pay later loans are originated by WebBank or Sezzle. 2 SezzleCash loans are originated by WebBank. 3 Sezzle Send loans are originated by WebBank or Sezzle. 4 Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partner. Loan origina tion is subject to applicable licensing requirements. 5 $29.99 starting price applies to Sezzle Anywhere members; rates may vary.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 18| Sezzle Overview Presentation Evolving Beyond Payments Through SezzleCash and Sezzle Send Subscriber Retention & Acquisition Expanded Product Suite Incremental Wallet Share Increased App Engagement Benefits to Sezzle SezzleCash 1 (June Roll -out) Cash advance product, addressing consumers' short - term liquidity needs Pay - in-4 or Pay - in-5 (No down payment required) PAYMENT TERMS AVERAGE ADVANCE SIZE ~$165 ELIGIBILITY Anywhere Subscribers Sezzle Send 2 (Launch in August) P2P product, allowing senders to Pay - in-5 or Pay - in-Full while recipients receive the full amount immediately Pay - in-Full or Pay - in-5 PAYMENT TERMS FEES Service Fee for Pay - in-5 (Waived for Subscribers) ELIGIBILITY Sezzle & Non -Sezzle consumers 1 SezzleCash loans are originated by WebBank. 2 Sezzle Send loans are originated by WebBank or Sezzle.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 19| Sezzle Overview Presentation Growing Profitably Through Strong Execution

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 20| Sezzle Overview Presentation AI, Embedded Across the Platform AI Support Chatbot ✓ Deflection Rate: 68% ✓ Bot scores higher Customer Satisfaction (CSAT) score than human agents AI Shopping Assistant ✓ 3.6x Product Click Rate vs Control ✓ Currently live for 80% of Anywhere users, with plans to expand to all consumers Impact DescriptionAI Tools Code Merge Review 30% Of merged code now receives an added AI review layer Developer Productivity 20% More changes deployed by engineers QoQ Support AutoQA 98% Of tickets are auto -graded Complaint Response 50% Faster response times with AI Driving Efficiency Across Sezzle Teams AI Coding Assistants 88% Of new code AI developed Enhancing the Consumer Experience Engineering Team Compliance & Support

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 21| Sezzle Overview Presentation Proprietary Underwriting Strategy That Scales With the Portfolio 10987654321 Score Decile Charge-off Average Spending Power Sezzle Model is More Predictive than FICO for New Sezzle Consumers’ Delinquency 1 2 3 4 5 6 7 8 9 10 D el in q u en cy Score Decile Sezzle Model FICO Spending Power Allocated Directly by Sezzle Model 1 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix II. LTM 2Q25 LTM 2Q26 59.0% 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 0.0% 1.0% 2.0% 3.0% 4.0% To ta l R ev en u e Le ss T ra n sa ct io n R el at ed C o st s 1 (a s a % o f To ta l R ev en u e) Provision for Credit Losses (% of GMV) 3.3 pts margin expansion on $1.3B GMV increase Short Duration Portfolio Velocity With Superior Unit Economics

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 22| Sezzle Overview Presentation 2Q25 2Q26 YoY Change Total Revenue $98.7M $149.7M 51.7% Net Income $27.6M $40.8M 47.7% Adjusted Net Income 1 $24.8M $39.3M 58.4% Adjusted EBITDA Margin 2 38.9% 38.8% - 0.1 Pts Total Revenue Less Transaction Related Costs 3 as a % of Total Revenue 61.1% 63.5% +2.4 Pts Non - Transaction Related Operating Expenses 4 as a % of Total Revenue 28.1% 29.0% +0.9 Pts YoY Progression Overview 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to non - GAAP Adjusted Net Income, see App endix IV. Adjusted prior periods to include corporate strategic project costs. 2 Adjusted EBITDA Margin is a non - GAAP financial measure equal to non -GAAP Adjusted EBITDA divided by Total Revenue. For a reconciliation of Net Income to non -GAAP Adjusted EBIT DA, see Appendix V. Adjusted prior periods to include corporate strategic project costs. 3 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Relate d Costs, see Appendix II. 4 Non - Transaction Related Operating Expenses is a non - GAAP financial measure and is equal to Personnel, Third - Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix III for reconciliation of Operating Expenses to Non - Transaction Related Operating Expenses and respective definitions.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 23| Sezzle Overview Presentation YoY Engagement Metrics Average Quarterly Revenue Per Monetized User 4 +16.2% YoY Active 2 Consumers +10.5% YoY Number of Transactions 3 +32.4% YoY Monthly On - Demand & Subscribers (MODS 1) +31.3% YoY Quarterly Purchase Frequency (Average) +1.1x YoY Repeat Usage as a % of Total Orders (Cumulative) +80 Bps YoY 982,000 748,000 2Q26 2Q25 $36 $31 2Q26 2Q25 7.2x 6.1x 2Q26 2Q25 97.2% 96.4% 2Q26 2Q25 10,902,000 8,234,000 2Q26 2Q25 3,160,000 2,860,000 2Q26 2Q25 1 Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through On - Demand during the month. MODS rounded to the nearest thousand. 2 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject t o a minimum required number of transactions criteria (consumers rounded to nearest thousand). 3 Number of Transactions are rounded to the nearest thousand. 4 Average Quarterly Revenue Per Monetized User is calculated as total revenue divided by the total number of Monetized Users du ring that quarter. Monetized Users are defined as unique App Users and Transacting Users within the applicable period.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 24| Sezzle Overview Presentation $927.0 $1,047.3 $1,157.5 $1,110.4 $1,278.5 2Q25 3Q25 4Q25 1Q26 2Q26 GMV ($ in millions) +37.9% YoY Gross Merchandise Volume (GMV) & Total Revenue Gross Merchandise Volume (GMV) Total Revenue $98.7 $116.8 $129.9 $135.5 $149.7 10.6% 11.2% 11.2% 12.2% 11.7% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Revenue ($ in millions) % of GMV $1,807.8 $1,743.4 $1,824.3 $2,540.2 $3,940.4 2021 2022 2023 2024 2025 GMV ($ in millions) $114.8 $125.6 $159.4 $271.1 $450.3 6.4% 7.2% 8.7% 10.7% 11.4% 2021 2022 2023 2024 2025 Total Revenue ($ in millions) % of GMV

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 25| Sezzle Overview Presentation Transaction Related Costs 1 As a % of Total Revenue As a % of GMV $38.4 $53.5 $46.3 $35.2 $54.6 38.9% 45.8% 35.7% 26.0% 36.5% 2Q25 3Q25 4Q25 1Q26 2Q26 Transaction Related Costs ($ in millions) % of Total Revenue $38.4 $53.5 $46.3 $35.2 $54.6 4.1% 5.1% 4.0% 3.2% 4.3% 2Q25 3Q25 4Q25 1Q26 2Q26 Transaction Related Costs ($ in millions) % of GMV $101.4 $78.8 $78.4 $120.1 $169.3 5.6% 4.5% 4.3% 4.7% 4.3% 2021 2022 2023 2024 2025 Transaction Related Costs ($ in millions) % of GMV $101.4 $78.8 $78.4 $120.1 $169.3 88.3% 62.8% 49.2% 44.3% 37.6% 2021 2022 2023 2024 2025 Transaction Related Costs ($ in millions) % of Total Revenue 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Operating Expenses to Transaction Related Costs, see Appendix I.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 26| Sezzle Overview Presentation Transaction Related Costs 1 $20.6 $32.2 $23.7 $13.7 $30.6 2.2% 3.1% 2.0% 1.2% 2.4% 2Q25 3Q25 4Q25 1Q26 2Q26 Provision for Credit Losses ($ in millions) % of GMV Provision for Credit Losses FY2026 guidance of 2.5% -3.0% Transaction Expense Net Interest Expense $14.2 $17.4 $19.0 $18.5 $20.7 1.5% 1.7% 1.6% 1.7% 1.6% 2Q25 3Q25 4Q25 1Q26 2Q26 Transaction Expense ($ in millions) % of GMV $3.5 $3.9 $3.7 $3.0 $3.2 0.4% 0.4% 0.3% 0.3% 0.3% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Expense ($ in millions) % of GMV $43.5 $40.8 $39.2 $51.4 $66.0 2.4% 2.3% 2.1% 2.0% 1.7% 2021 2022 2023 2024 2025 Transaction Expense ($ in millions) % of GMV $52.6 $29.4 $23.2 $55.0 $89.3 2.9% 1.7% 1.3% 2.2% 2.3% 2021 2022 2023 2024 2025 Provision for Credit Losses ($ in millions) % of GMV $5.3 $8.6 $16.0 $13.8 $14.0 0.3% 0.5% 0.9% 0.5% 0.4% 2021 2022 2023 2024 2025 Net Interest Expense ($ in millions) % of GMV 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Operating Expenses to Transaction Related Costs, see Appendix I.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 27| Sezzle Overview Presentation $60.3 $63.3 $83.5 $100.3 $95.1 6.5% 6.0% 7.2% 9.0% 7.4% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Revenue Less Transaction Related Costs ($ in millions) % of GMV Total Revenue Less Transaction Related Costs 1 As a % of Total Revenue As a % of GMV $13.4 $47.1 $81.0 $151.0 $281.0 0.7% 2.7% 4.4% 5.9% 7.1% 2021 2022 2023 2024 2025 Total Revenue Less Transaction Related Costs ($ in millions) % of GMV $13.4 $47.1 $81.0 $151.0 $281.0 11.7% 37.5% 50.8% 55.7% 62.4% 2021 2022 2023 2024 2025 Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue $60.3 $63.3 $83.5 $100.3 $95.1 61.1% 54.2% 64.3% 74.0% 63.5% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue 1 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Related Costs, see Appendix II.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 28| Sezzle Overview Presentation $27.7 $31.6 $32.0 $34.3 $43.4 28.1% 27.1% 24.6% 25.3% 29.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue Non - Transaction Related Operating Expenses 1 % of Total Revenue Banking Charter Application Capital Markets Exploration (Completed in 4Q25) Antitrust Litigation Corporate Strategic Project Costs Included in Non - Transaction Related Operating Expenses: $87.4 $94.8 $74.8 $82.5 $118.2 76.1% 75.5% 46.9% 30.4% 26.3% 2021 2022 2023 2024 2025 Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue $0.4M $1.3M $1.3M $0.3M $0.4M Corporate Strategic Project Costs ($ in millions) - - - $0.3M $3.1M Corporate Strategic Project Costs ($ in millions) 1 Non - Transaction Related Operating Expenses is a non - GAAP financial measure that represents the combined total of Personnel, Thir d- Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. For a reconciliation of Operating Expenses to Non - Transaction Related Operating Expenses, see Appendix III.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 29| Sezzle Overview Presentation Net Income Adjustments Adjusted Net Income 1 Net Income & Adj. Net Income ($75.2) ($38.1) $7.1 $78.5 $133.1 (65.5%) (30.3%) 4.5% 29.0% 29.6% 2021 2022 2023 2024 2025 Net Income ($ in millions) % of Total Revenue $2.0 ($3.1) ($1.5) ($13.2) ($4.7) 2021 2022 2023 2024 2025 Adjustments ($ in millions) ($73.1) ($41.2) $5.6 $65.3 $128.4 (63.7%) (32.8%) 3.5% 24.1% 28.5% 2021 2022 2023 2024 2025 Adjusted Net Income ($ in millions) % of Total Revenue $27.6 $26.7 $42.7 $51.3 $40.8 28.0% 22.8% 32.9% 37.9% 27.2% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Income ($ in millions) % of Total Revenue $24.8 $25.4 $42.8 $50.0 $39.3 25.1% 21.8% 33.0% 36.9% 26.2% 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted Net Income ($ in millions) % of Total Revenue ($2.8) ($1.2) $0.1 ($1.3) ($1.5) 2Q25 3Q25 4Q25 1Q26 2Q26 Adjustments ($ in millions) 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strategic project costs.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 30| Sezzle Overview Presentation Net Income, Adj. Net Income, & Adj. EBITDA Net Income & Adjusted Net Income 1 Non - GAAP Adjusted EBITDA 2 ($52.9) ($21.4) $30.0 $88.7 $187.7 (46.1%) (17.0%) 18.8% 32.7% 41.7% 2021 2022 2023 2024 2025 Adjusted EBITDA ($ in millions) % of Total Revenue ($75.2) ($38.1) $7.1 $78.5 $133.1 ($73.1) ($41.2) $5.6 $65.3 $128.4 2021 2022 2023 2024 2025 Net Income ($ in millions) Adjusted Net Income ($ in millions) $27.6 $26.7 $42.7 $51.3 $40.8 $24.8 $25.4 $42.8 $50.0 $39.3 2Q25 3Q25 4Q25 1Q26 2Q26 Net Income ($ in millions) Adjusted Net Income ($ in millions) $38.4 $39.6 $58.3 $71.1 $58.0 38.9% 33.9% 44.9% 52.5% 38.8% 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted EBITDA ($ in millions) % of Total Revenue 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted Net Income, see Appendix IV. Adjusted prior periods to include corporate strategic project costs. 2 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted EBITDA, see Appendix V. Adjusted prior periods to include corporate strategic projec t c osts.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 31| Sezzle Overview Presentation ($ in thousands) Cash provided from operations 3 $75,536 $141,226 Cash used for investing activities ($54,342) ($80,260) Cash used for financing activities ($809) ($51,090) Net Increase in Cash, Cash Equivalents, and Restricted Cash 4 $20,385 $9,876 YTD Cash Flow ($ in thousands) Jun 30, 2025 Jun 30, 2026 Key Assets Cash and cash equivalents 1 $88,943 $79,757 Restricted cash $31,026 $32,292 Total cash $119,969 $112,049 Notes receivable, net $184,940 $289,159 Key Liabilities Merchant accounts payable $60,478 $57,905 Drawn on line of credit 2 $131,300 $123,500 Total Stockholders’ Equity 1 $130,398 $232,973 Select Balance Sheet & Cash Flow Metrics 1 On March 10, 2025, the Board approved a $50.0 million repurchase program, which was completed on December 4, 2025. On Decembe r 15, 2025, the Board authorized an additional $100.0 million repurchase program with no fixed expiration, subject to market conditions and other factors. 2 The availability on the line of credit for quarters ending June 30, 2025 and June 30, 2026 was $4.0M and $126.3M, respectively. 3 Effective December 31, 2025, the Company restated notes receivable - related cash flows from operating to investing activities in the consolidated statement of cash flows. June 30, 2025 amounts have been restated to conform to the current presentation, see Appendix VI. This change did not affect net change in ca sh for any period presented. 4 Excludes the effect of exchange rate changes on cash of $1,274 and ($428) thousand for the six months ending June 30, 2025 and June 30, 2026, respectively. Balance Sheet

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 32| Sezzle Overview Presentation 2026 Guidance (November 2025) 2026 Guidance (February 2026) 2026 Guidance (May 2026) Updated 2026 Guidance (August 2026) Total Revenue Growth Not Provided 25% – 30% 30% – 35% 35% Adjusted Net Income 1 Not Provided $170.0M $180.0M $185.0M Adjusted Net Income Per Diluted Share 1 $4.35 $4.70 $5.10 $5.25 2026 Guidance 1 Adjusted Net Income and Adjusted Net Income per Diluted Share are non - GAAP financial measures. For a reconciliation of Net Inco me to Adjusted Net Income and Adjusted Net Income per Diluted Share, see Appendix IV. FY2026 Non - GAAP adjusted financial guidance reflects add - backs for estimated FY2026 expenses associated with Corporate Strategic Projects.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 33| Sezzle Overview Presentation Lender Size $300M plus $75M accordion Term 3 years; effective May 7, 2026 Spread 3- month Term Secured Overnight Financing Rate (SOFR) + 3.86% with a SOFR floor of 2.00% Advance 85.0% or 92.5% of eligible originations, dependent upon receivable performance Unused Additional Interest 0.5% of unused funds, paid annually Minimum Utilization $50.0M throughout the life of the facility; previous facility minimum utilization was $60M Other Covenants, representations & warranties, and reporting obligations typical of a similar receivables warehouse facility New Facility Lowering Borrowing Costs and Providing Liquidity for Growth

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 34| Sezzle Overview Presentation Founder - Led Management Team Charlie Youakim CEO & Co -Founder Paul Paradis President & Co -Founder Lee Brading Chief Financial Officer Amin Sabzivand Chief Operating Officer

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 35| Sezzle Overview Presentation Appendices

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 36| Sezzle Overview Presentation Reconciliation of Operating Expenses to Transaction Related Costs Appendix I: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding. (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Operating expenses 273,490$ 188,882$ 137,156$ 154,005$ 183,499$ Personnel (54,825) (51,765) (46,374) (51,217) (56,831) Third-party technology and data (14,441) (9,595) (7,816) (8,190) (5,550) Marketing, advertising, and tradeshows (32,191) (9,740) (11,984) (18,972) (9,252) General and administrative (16,774) (11,403) (8,588) (16,412) (15,769) Net interest expense 14,021 13,762 15,968 8,601 5,269 Transaction related costs 169,280$ 120,141$ 78,362$ 67,815$ 101,366$ For the twelve months ended (in $ thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Operating expenses 94,722$ 66,503$ 74,622$ 81,235$ 62,616$ Personnel (14,725) (14,667) (13,776) (14,320) (11,681) Third-party technology and data (4,907) (4,415) (3,934) (3,705) (3,428) Marketing, advertising, and tradeshows (19,396) (11,246) (9,298) (8,775) (8,772) General and administrative (4,348) (3,980) (4,974) (4,823) (3,846) Net interest expense 3,250 3,015 3,683 3,923 3,501 Transaction related costs 54,596$ 35,210$ 46,323$ 53,535$ 38,390$ For the three months ended

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 37| Sezzle Overview Presentation Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs Appendix II: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding. (in $ thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Operating income 54,961$ 69,036$ 55,247$ 35,561$ 36,086$ Personnel 14,725 14,667 13,776 14,320 11,681 Third-party technology and data 4,907 4,415 3,934 3,705 3,428 Marketing, advertising, and tradeshows 19,396 11,246 9,298 8,775 8,772 General and administrative 4,348 3,980 4,974 4,823 3,846 Net interest expense (3,250) (3,015) (3,683) (3,923) (3,501) Total revenue less transaction related costs 95,087$ 100,329$ 83,546$ 63,261$ 60,312$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Operating income 176,789$ 82,246$ 22,200$ (28,435)$ (68,683)$ Personnel 54,825 51,765 46,374 51,217 56,831 Third-party technology and data 14,441 9,595 7,816 8,190 5,550 Marketing, advertising, and tradeshows 32,191 9,740 11,984 18,972 9,252 General and administrative 16,774 11,403 8,588 16,412 15,769 Net interest expense (14,021) (13,762) (15,968) (8,601) (5,269) Reimbursement of merger-related costs - - - (11,000) - Write-off of unamortized debt issuance costs - - - 316 - Total revenue less transaction related costs 280,999$ 150,987$ 80,994$ 47,071$ 13,450$ For the twelve months ended

Appendix III: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

(in $ thousands)	For the three months ended June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Operating expenses	$ 94,722	$ 66,503	$ 74,622	$ 81,235	$ 62,616
Transaction expense	(20,738)	(18,520)	(18,966)	(17,435)	(14,243)
Provision for credit losses	(30,608)	(13,675)	(23,674)	(32,177)	(20,646)
Non-transaction related operating expenses	$ 43,376	$ 34,308	$ 31,982	$ 31,623	$ 27,727

(in $ thousands)	For the twelve months ended December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Operating expenses	$ 273,490	$ 188,882	$ 137,156	$ 154,005	$ 183,499
Transaction expense	(65,961)	(51,364)	(39,208)	(40,777)	(43,476)
Provision for credit losses	(89,298)	(55,015)	(23,187)	(29,437)	(52,622)
Reimbursement of merger-related costs	-	-	-	11,000	-
Non-transaction related operating expenses	$ 118,231	$ 82,503	$ 74,761	$ 94,791	$ 87,401

Note: Totals may not sum due to rounding.

sezzle | Sezzle Overview Presentation

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Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 39| Sezzle Overview Presentation Appendix IV: Reconciliation of GAAP to Non - GAAP Financial Measures Reconciliation of Net Income to Adjusted Net Income 1 Note: Totals may not sum due to rounding. (in $ thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net income 40,765$ 51,303$ 42,691$ 26,671$ 27,604$ Discrete tax benefit (1,928) (1,682) (1,190) (2,520) (3,155) Corporate strategic projects 443 340 1,331 1,284 442 Other (income) expenses, net (1) 32 (17) 6 (87) Adjusted net income 39,279$ 49,993$ 42,815$ 25,441$ 24,804$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Net income 133,130$ 78,522$ 7,098$ (38,094)$ (75,168)$ Discrete tax benefit (7,668) (14,675) - - - Corporate strategic projects 3,061 312 - - - Loss on extinguishment of line of credit - 260 - 814 1,093 Fair value adjustment on warrants - 1,261 456 (50) - Write-off of unamortized debt issuance costs - - - 316 - Merger-related costs - - - 6,565 889 Reimbursement of merger-related costs - - - (11,000) Other (income) expenses, net (123) (354) (1,933) 226 65 Adjusted net income 128,400$ 65,326$ 5,621$ (41,223)$ (73,121)$ For the twelve months ended

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 40| Sezzle Overview Presentation Reconciliation of Net Income to Adjusted EBITDA Appendix V: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding . (in $ thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net income 40,765$ 51,303$ 42,691$ 26,671$ 27,604$ Depreciation and amortization 502 436 389 369 324 Income tax expense 10,947 14,686 8,890 4,961 5,068 Equity and incentive-based compensation 2,113 1,321 1,340 2,409 1,498 Corporate strategic projects 443 340 1,331 1,284 442 Other (income) expense, net (1) 32 (17) 6 (87) Net interest expense 3,250 3,015 3,683 3,923 3,501 Adjusted EBITDA 58,019$ 71,133$ 58,307$ 39,623$ 38,350$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Net income 133,130$ 78,522$ 7,098$ (38,094)$ (75,168)$ Depreciation and amortization 1,356 965 856 847 749 Income tax expense (benefit) 29,761 (11,205) 611 69 58 Equity and incentive-based compensation 6,520 5,193 6,931 10,310 14,162 Corporate strategic projects 3,061 312 - - - Other (income) expense, net (123) (354) (1,933) 226 65 Fair value adjustment on warrants - 1,261 456 (50) - Net interest expense 14,021 13,762 15,968 8,601 5,269 Write-off of unamortized debt issuance costs - - 316 - Merger-related costs - - - 6,565 889 Reimbursement of merger-related costs - - - (11,000) - Loss on extinguishment of line of credit - 260 - 814 1,093 Adjusted EBITDA 187,726$ 88,716$ 29,987$ (21,396)$ (52,883)$ For the twelve months ended

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 41| Sezzle Overview Presentation Appendix VI: Restated Quarterly Consolidated Statements of Cash Flows Note: Totals may not sum due to rounding. (in $ thousands) As previously reported Restatement impact As restated Discount on notes receivable -$ (782)$ (782)$ Notes receivable (53,796) 53,796 - Net cash provided from operating activities 22,522$ 53,014$ 75,536$ Purchases and originations of notes receivable, net of proceeds from repayments -$ (53,014)$ (53,014)$ Net cash used for investing activities (1,328)$ (53,014)$ (54,342)$ For the six months ended June 30, 2025 Restated Quarterly Consolidated Statements of Cash Flows

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 42| Sezzle Overview Presentation Non - GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non -GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non -transaction related operating expenses; adjusted net inco me; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”); and Adjusted EBITDA margin. Def initions of these non -GAAP financial measures and summaries of the reasons why management believes that the presentation of these non -GAAP financial measures provide useful information to the Company and investors are as follows: • Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction rel ated costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non -recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluati ng the economic value of orders processed on the Sezzle Platform. • Non -transaction related operating expenses is defined as the sum of GAAP personnel; third -party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non -transaction related operating expenses is a useful financial measure to both management and invest ors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform. • Adjusted EBITDA is defined as GAAP net income, adjusted for certain charges including depreciation, amortization, equity and incentive– based compensation, and corporate strategic project costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that t his financial measure is a useful measure for period -to-period comparison of our business by removing the effect of certain non -cash and non -recurring charges, as well as funding costs, that may not direct ly correlate to the underlying performance of our business. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period -to-period comparison of our business’ unit economics by removing the effect of certain non -cash and non -recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business. • Adjusted net income is defined as GAAP net income, adjusted for certain charges including discrete tax items, fair value adju stments on warrants, losses on the extinguishment of our lines of credit, corporate strategic project costs, and other income and expense, as detailed in the reconciliation table of GAAP net income t o a djusted net income. We believe that this financial measure is useful for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, does not corre late to the underlying performance of our business during a given period. • Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial me asure is a useful measure for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period. • Adjusted net income per diluted share is defined as non -GAAP adjusted net income divided by GAAP weighted -average diluted shares outstanding. We believe that this financial measure is a useful measure for period -to-period comparison of shareholder return by removing the effect of certain charges that, in management's vi ew, does not correlate to the underlying performance of our business during a given period.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 43| Sezzle Overview Presentation Non - GAAP Financial Measures (Cont.) Additionally, we have included these non -GAAP measures because they are key measures used by our management to evaluate our oper ating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measur es provide useful information to investors and other users of this presentation to understand and evaluate our operating results in the same manner as our management and board of directors. However, non -GAAP fin ancial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. The se limitations include the following: • Total revenue less transaction -related costs is not intended to be measures of operating profit or cash flow profitability as th ey exclude key operating expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, signif icant recurring GAAP expenses. • Transaction related costs exclude significant expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Non -transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Adjusted EBITDA and adjusted EBITDA margin exclude certain charges such as depreciation, amortization, and equity and incenti ve– based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non -GAAP financial measures exclude certain significant cash inf lows and outflows, which have a significant impact on our working capital and cash. • Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net inco me, working capital, and cash. • Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as l oss es on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and discrete tax items which have been, and may be in the future, recurring GAAP e xpe nses. Further, these non -GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash. • Long - lived assets being depreciated or amortized may need to be replaced in the future, and these non -GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non -GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non -GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non -GAAP financial measures differently or not at all, w hich reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non -GAAP financial measures in isolation or as substitutes for analy sis of our financial results as reported under GAAP, and these non -GAAP financial measures should be considered alongside other financial performance measures, including net income and other financ ial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non -GAAP financial measures to their most directly comparab le GAAP financial measures and not rely on any single financial measure to evaluate our business.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 44| Sezzle Overview Presentation Thank You Jack Fagan Investor Relations InvestorRelations@sezzle.com Erin Foran Media Relations MediaRelations@sezzle.com